BB&T
Financial Services

The Power Of Integrated Relationship Management

KELLY KING
Chief Operating Officer

February 14, 2006

BB&T Financial Services

- Scope of Financial Services
- Financial Services Performance Review
- Focus on International Division, Scott & Stringfellow, BB&T Capital Markets and BB&T Insurance

Financial Services

Reports to: Kelly S. King


KENNETH L. MILLER, JR.
Executive Vice President
Financial Services
Winston-Salem
BB&T Investment Services, Inc.
Charlotte
Scott & Stringfellow Private Client Group
Richmond
BB&T Capital Markets
BB&T Asset Management, Inc.
Raleigh
BB&T Wealth Management
Raleigh
Corporate Bkng. Div.
Winston-Salem
Securities Group
Richmond
Private Banking
Winston-Salem
BB&T Insurance Services, Inc.
Raleigh
International Services
Charlotte
Institutional Trust Services
Raleigh
Sterling Capital Management
Charlotte
McGriff, Seibels & Williams, Inc.
Birmingham
CRC Insurance, Inc.
Birmingham
BB&T Assurance, LTD
Bermuda

Financial Services Market Coverage


BB&T Banking Network Regions - Investment Services, International Services, BB&T Asset Management, Institutional Trust, and Wealth Management
BB&T Capital Markets - investment banking services
Scott & Stringfellow - retail brokerage
BB&T Insurance Services - agency network
CRC - wholesale insurance services
McGriff, Seibels and Williams - large client insurance agency services

[1]As of October 31, 2005

BB&T Financial Services

Retail Services

- Wealth Management
- Discount & Full Service brokerage services
- Property & casualty insurance
- Title insurance
- Farm, real estate & timber management
- Health insurance
- Life insurance
- Trust & Estate administration

BB&T Financial Services

Corporate Services

- Capital markets
- Merger & acquisition consulting
- Foreign collections
- Foreign exchange
- Import & export documentary trade processing
- Corporate & employee benefit plans
- Business insurance
- Surety (bonding)
- Purchase & placement of multi-bank credit facilities

Financial Services

- 6,000 professionals
  - Wealth Management Advisors
  - Investment Bankers
  - Investment Counselors
  - Discount and Full Service Brokers
  - Insurance Broker/Agents
  - Institutional Trust Officers
  - Asset Managers (portfolio)
  - Corporate Account Managers
  - International Business Development Officers

Strategically Located

- HQ Offices in: Winston-Salem, Charlotte, Raleigh, and Richmond

- Staff located nationwide, including:
  - Birmingham, AL
  - Los Angeles, CA
  - Washington, DC
  - Boca Raton, FL
  - St. Petersburg, FL
  - Atlanta, GA
  - Boston, MA
  - New York, NY
  - Columbus, OH

BB&T Financial Services

Share of Revenue by Line of Business


Sterling Capital
1%
International
1%
Wealth Management
8%
Institutional Trust
4%
Asset Management
5%
Insurance Services
54%
Capital Markets
13%
Scott & Stringfellow
9%
Investment Services
5%

$1.2 billion 2005 Financial Services revenue

BB&T Financial Services

***Share of Earnings** (Income before Allocations & Tax)*
by Line of Business


Sterling Capital
2%
International
3%
Wealth Management
10%
Institutional Trust
4%
Asset
Management
3%
Capital Markets
12%
Scott & Stringfellow
6%
Investment Services
9%
Insurance Services
51%

$270 million 2005 Financial Services earnings before allocations & tax

Financial Services

Revenue Growth



1,400
1,200
1,000
800
600
400
200
-
$ in millions
Net Interest Income
Noninterest Income
Total Revenue
Revenue CAGR: 24%
2000
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions.

Financial Services

***Earnings** (Income Before Allocations & Tax)*



$ in millions
350
300
250
200
150
100
50
0
CAGR: 20%
2000
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions. Excludes 2005 lease accounting charges.

Generating Fee Income [1]

For the Period Ended

	2000	2001	2002	2003	2004	2005
BB&T						
•Noninterest Income / Net Revenue [2]	29.8%	32.0%	34.5%	36.0%	37.8%	39.1%
Financial Services						
•Noninterest Income / BB&T Net Revenue [2]	11.0%	12.0%	14.2%	15.8%	18.7%	20.0%
•Fees as a % of BB&T Total Fees	37.0%	37.6%	41.3%	43.9%	49.5%	51.1%

[1] Operating results

[2] Consolidated, fully taxable-equivalent (FTE) revenues

BB&T
International Services



International Services

- Headquarters in Charlotte, NC
- Offices in: Atlanta, GA; Greensboro, NC; Washington, DC; Falls Church, VA; Richmond, VA; Baltimore, MD; and St. Petersburg, FL
- Total staff of 56
- Primary lines of business:
  - Structured trade finance
  - International payments and retail services
  - International treasury services
  - Documentary trade services

International Services

Products

- Structured Trade Finance
  - Export-Import Bank working capital guarantee
  - Insured receivables lending
  - Export credit insurance compliance administration
- International Payments and Retail Services
  - Incoming & outgoing payments (USD & foreign currency denominated)
  - Foreign bank note sales and purchases
  - Foreign currency travelers cheques
  - Foreign bank drafts
  - Foreign check clearing and collections
- International Treasury Services
  - Hedging and Risk Management
    - Spot and forward contracts
    - FX derivatives
    - FX options and other structured products
    - 24-hour position monitoring and order execution
  - International Treasury Products
    - Foreign currency wires and drafts
    - Foreign currency demand and time deposit accounts
    - Foreign currency lockbox services
    - Multi-currency loans
- Documentary Trade Services
  - Letters of credit (import, export, transferable and standby)
  - Documentary collections
  - Bankers' Acceptance financing

International Services

Revenue by Source


36%
7%
25%
15%
2%
8%
4%
4%
2%
FX
FX Interest
Int'l Payments
ABL
Standby LC
Import LC
Export LC
Collections
Other

International Services

Revenue Growth


$ in millions
20
18
16
14
12
10
8
6
4
2
-
CAGR: 14%
2000
2001
2002
2003
2004
2005

Internal management basis.

International Services

***Earnings** (Income Before Allocations & Tax)*



$ in millions
12
10
8
6
4
2
0
CAGR: 20%
2000
2001
2002
2003
2004
2005

Internal management basis.

Key Strategic Objectives

- Grow organically
- Enhance operational platform (world-class capabilities)
- Expand product offerings in conjunction with BB&T Commercial Finance



Scott & Stringfellow Inc.

a BB&T Corporation affiliate

History of Scott & Stringfellow

- Founded May 20, 1893 by Frederic W. Scott & Charles S. Stringfellow, in Richmond, VA
- Became member of the NYSE in 1895
- Incorporated in 1974
- Went public November 5, 1986
- Purchased by BB&T in March 1999, extending its product and service offerings to clients



Scott & Stringfellow

Revenue by Source


4.36%
2.05%
21.14%
33.75%
5.91%
14.52%
9.02%
1.75%
7.50%
Equity
UW Equity
Non Taxable Fixed Income
Taxable Fixed income
Mutual Funds
Annuity & Insurance
Fee-based Assets
Options
Other

Scott & Stringfellow

Revenue Growth


160
120
80
40
-
$ in millions
CAGR: 10%
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions.

Scott & Stringfellow

Earnings *(Income Before Allocations & Tax)*


25
20
15
10
5
0
(5)
(10)
$ in millions
2002 – 2005 CAGR: 77%
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions. Excludes 2005 lease accounting charges.

Key Strategic Objectives



- Grow organically - IRM
- Acquire small firms
- Enter clearing business

BB&T Capital Markets

Introduction

BB&T Capital Markets is a division of Scott & Stringfellow, Inc., a registered broker/dealer subsidiary of BB&T Corporation.

History

- 1997: BB&T acquired Craigie Incorporated, a Richmond, Virginia based institutional fixed-income firm with offices in Richmond and Charlotte.
- 1999: BB&T acquired Scott & Stringfellow, Inc., (S&S) a Richmond, Virginia based retail brokerage firm with 32 offices in Virginia, North Carolina and South Carolina.
- 2001: BB&T Capital Markets current structure was created by combining the Debt Capital Markets and the Equity Capital Markets Groups with the Corporate Banking Group of BB&T.
- 2005: BB&T acquired the Windsor Group, based in Reston, Virginia, a leading M&A firm focused on the government services industry.

Today

- BB&T Capital Markets has offices in 13 states with 400 employees providing research, corporate banking, investment banking, advisory and sales & trading services to institutional and corporate clients throughout the United States.

Overview

Equity Capital Markets Research

- 40 analysts and associates
- 275 companies under coverage
- Focused on six primary industry groups (consumer, energy, financial services, industrial services, technology and transportation services)

Equity Capital Markets Sales & Trading

- 46 equity traders and institutional salespeople
- Market-maker in 250 Common Stocks

Equity Capital Markets Investment Banking

- Dedicated M&A Group providing sell and buy side advisory and fairness opinions to the middle market
- Secondary and Initial Public Offerings
- Industry focused; aligned with research and corporate banking

Client

Corporate Banking

- Loan Syndications
- Interest Rate Derivatives
- Large corporate relationship management
- Industry specialization partnered with investment banking and research
- Correspondent Bank Services
- 65 Regional Corporate Bankers

Debt Capital Markets Sales, Trading & Research

- 100 Institutional Traders and Sales People
- 10 Research Professionals
- Governments & Agencies, Corporate, Municipal, Asset-Backed, MBS, High Yield and Money-Market Securities

Debt Capital Markets Investment Banking

- Corporate Securities
- Structured Products
- Municipal Securities
- Real Estate
- Private Placements

Overview

BB&T Capital Markets offers a full range of services over a company's life cycle.


Mezzanine Stage
Private Company
Growth Stage
Private/Public Company
Mature Stage
Private/Public Company
Late Stage
Private/Public Company
Share Repurchase
Convertible Offerings
IPO
Public Debt
Follow-on Offerings
Restructuring & Recapitalization
Structured Finance
General Strategic and Financial Advisory
Private Placements of Senior Debt, Subordinated Debt & Equity
Mergers & Acquisition Advisory
Corporate Banking
BB&T Capital Partners
Fairness Opinions & Valuations
Trading & Market Making
Industry and Company Research Coverage

Synergies with BB&T

Corporate Banking
Relationship Management
Credit commitments
Access to services

Laureate Capital
CMBS & CTL trading

Mortgage Banking
Securitizations
Asset sales


Capital
Markets

Corporate Capital Management
Underwriter
Asset sales
Share repurchase

Specialized Lending
Securitizations
Asset sales

Bank Funding
Short-term funding

Capital Markets

Revenue by Source


Corporate Banking
19%
Equity Capital
Markets
38%
Debt Capital
Markets
43%

Capital Markets

Revenue Growth


225
200
175
150
125
100
75
50
25
-
$ in millions
CAGR: 21%
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions.

Capital Markets

***Earnings** (Income Before Allocations & Tax)*


50
40
30
20
10
0
$ in millions
CAGR: 15%
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions. Excludes 2005 lease accounting charges.

= excluding estimated 2005 impact of accelerated intangible amortization

Achievements


BEST ON THE STREET
Standing Out by Shouting 'Sell'

- During the past five years, more than half of BB&T Capital Markets' research analysts have been recognized as "Best on the Street" by *The Wall Street Journal*.
- In 2005 BB&T Capital markets ranked 7th in the country in M&A advisory transactions under $250 million (37 deals). Overall, we ranked 21st with 39 total advisory engagements (*FactSet/MergerStat* 2005 rankings).


Institutional Investor
TIGER
Winter

- *Institutional Investor* magazine named BB&T Capital Markets as the best regional firm for coverage in the Airfreight & Surface Transportation sector for three consecutive years.
- In the *Forbes / Starmine* Analyst Awards (objective ranking of research capability), BB&T Capital Markets placed 8th overall, with 10 analysts recognized.
- From June 1, 2003 to June 30, 2005, BB&T Capital Markets ranked second in Senior Living Underwritings, managing 38 issues for $849 million (*Thomson Financial*).

Key Strategic Objectives

- Grow organically – IRM (i.e. McGriff Seibels & Williams, Inc.)
- Acquire small boutique firms
- Expand product line - Tender Option Bond, Commercial Mortgage Backed Securities, Whole Loan Trading & Securitization

BB&T

INSURANCE SERVICES, INC.

BB&T Insurance History & Highlights

- 1922 BB&T Insurance opens P&C agency in Wilson, NC
- 1981 BB&T Insurance forms Life/EB Division
- 1990 BB&T Insurance begins acquisition program "in earnest"
- 1995 BB&T Insurance starts Title Division
- 1996 BB&T Insurance makes first out of state, major acquisition with product specialization – Boyle Vaughan
- 2001 BB&T Assurance, Ltd. formed to provide Captive capabilities
- 2002 BB&T purchased CRC to expand Excess & Surplus Lines opportunities & BB&T Insurance moves NXS to CRC
- 2004 BB&T purchased McGriff, Seibels, & Williams to expand national large account focus

Highlights

- Largest independent insurance agency system in North Carolina, South Carolina and Virginia
- 2005 premium volume was $7.877 billion
- The 6th largest U.S. insurance broker (combined operations) and 7th largest in the World[1]
- 110 locations across the United States

[1] Source: Business Insurance Magazine

BB&T Insurance Services

Product Line 2005 Percentage Sales


Commercial P&C, 57%
Personal Lines, 13%
Life, 3%
Employee Benefits, 18%
Surety, 3%
Title, 6%

BB&T Insurance Services

Revenue by Company


Assurance
1%
McGriff
25%
BB&T Ins Svcs
Inc
43%
CRC
31%

BB&T Insurance Services

Revenue Growth


850
800
750
700
650
600
550
500
450
400
350
300
250
200
150
100
50
0
$ in millions
CAGR: 40%
$6
$7
$9
$12
$16
$23
$40
$50
$78
$119
$172
$290
$373
$607
$700
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions.

BB&T Insurance Services

Earnings *(income before allocations and tax)*


155,000
135,000
115,000
95,000
75,000
55,000
35,000
15,000
(5,000)
$ in thousands
1992 – 2005 CAGR: 74%
-528
102
539
935
2,270
4,342
7,989
10,781
18,437
31,452
47,620
69,294
87,417
133,884
139,271
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Internal management basis, not restated for acquisitions. Excludes 2005 lease accounting charges.

◆ = excluding estimated 2005 impact of accelerated intangible amortization

BB&T Insurance Services

Revenue Seasonality


250
200
150
100
50
0
$ in millions
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
2003
2004
2005

Internal management basis, not restated for acquisitions.

Key Strategic Objectives

- Grow organically
  - Sell insurance to bank clients
  - Sell bank services to insurance clients
- Acquire small and large firms
- Optimize returns in newly acquired agencies



BB&T
Payment Services

Industry Strategic Payments Drivers

- Changing population demographics
- Shifts in consumer behavior
- Increasing growth and innovation in electronic payments
- Declining check volume
- Merchant's desire to reduce payment costs
- New non-bank competitors
- New payments-related fraud risk
- Increasing importance of payments in banking relationships

Payments Volume and Revenue

	2005 Actual (000s)		2006 Forecast (000s)	
	Volume	Revenue	Volume	Revenue
Debit Card	230,973	$300,150	274,390	$340,058
Check	721,798	181,974	679,890	220,969
Cash Management	66,957	112,989	67,000	105,915
Credit Card	29,122	76,088	31,743	81,833
Merchant Services	77,263	53,998	89,625	63,174
ATM	52,497	41,547	52,500	42,100
Wire Transfer	1,293	14,655	1,345	16,164
ACH	303,004	13,507	339,364	14,299
= Subtotal	1,482,907	$794,908	1,535,857	$884,512
+ Other Payments/Various		22,316		20,796
+ BB&T Subsidiaries		11,207		13,580
= Total		$828,431		$918,888

2006 and Beyond:

Sharp focus on Organic Growth



- IRM
- Financial Services Direct

2005 Financial Services Accomplishments

- Financial Services achieved record levels of revenue and net income before allocations and tax in 2005.
- Acquired 5 insurance agencies, Windsor Group and Sterling Capital.
- BB&T Insurance was recognized by Business Insurance Magazine as the 6th largest U.S. insurance agency/broker, and 7th in the world based upon 2004 revenue results, and new business sales for 2005 were 123% of goal.
- Investment Services sold nearly $50 million in Elite MSP to clients in 2005.

2005 Financial Services Accomplishments

- Scott & Stringfellow's profit margin increased over 400 bps in 2005, and assets under management increased $2.3 billion as of year-end from one year ago, from $16.5 billion to $18.7 billion.
- BB&T Capital Markets placed 8th overall in the *Forbes/Starmine* Analyst Awards, with 10 analysts recognized, and managed 17 public equity offerings averaging $398 million each.
- On average, the BB&T Funds performed in the top half of peers for the one-year period ending December 30th, with internally managed equity funds performing in the 36th percentile of peers.
- Sterling Capital began sub-advising two BB&T Funds, and had AUM of over $9.7 billion as of December 31st.

2005 Financial Services Accomplishments

- Institutional Trust Services received #2 overall ranking for small to mid-sized 401(k) providers from *401(k) Exchange.*
- Wealth Management acquired over 1,000 new and migrated households in 2005.
- Scott & Stringfellow received nearly 1,200 leads from the bank in 2005, primarily from Wealth Management.
- International Services achieved revenue growth of 16% with a 58% profit margin, and opened a business development office in St. Petersburg.

BB&T Financial Services


Questions?

The Power and Potential of Integrated Relationship Management